Exhibit 99.1

Investor Relations Contacts:

Keith Terreri, Vice President - Finance & Treasurer

Jim Mathias, Director - Investor Relations

214-570-4641

investor_relations@metropcs.com

MetroPCS Communications, Inc. Completes Sale of $1,750,000,000 6.250% Senior Notes Due 2021

and $1,750,000,000 6.625% Senior Notes Due 2023

DALLAS (March 22, 2013) – MetroPCS Communications, Inc. (NYSE: PCS) (the “Company”) announced today that MetroPCS Wireless, Inc. (“Wireless”), an indirect wholly-owned subsidiary, has completed the sale of $1,750,000,000 aggregate principal amount of its 6.250% Senior Notes due 2021 and $1,750,000,000 aggregate principal amount of its 6.625% Senior Notes due 2023 (collectively, the “Notes”) in a private offering. The sale resulted in net proceeds of approximately $3.47 billion, which Wireless intends to use to repay the outstanding amounts owed under its existing senior secured credit facility, to pay liabilities under related interest rate protection agreements and to pay related fees and expenses, and the remainder of which Wireless intends to use for general corporate purposes, if Wireless’ proposed merger with T-Mobile USA, Inc. (the “T-Mobile Transaction”) pursuant to that certain Business Combination Agreement, dated October 3, 2012, by and between, among others, the Company and Deutsche Telekom AG (the “Business Combination Agreement”) is consummated. The Notes will be subject to a special mandatory redemption in the event the T-Mobile Transaction is not consummated on or before January 17, 2014, or in the event the Business Combination Agreement is terminated prior to such time.

The Notes were offered only to qualified institutional buyers in reliance on Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States except under an effective registration statement or an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This release shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About MetroPCS Communications, Inc.

Dallas-based MetroPCS Communications, Inc. (NYSE: PCS) is a provider of no annual contract, unlimited wireless communications service for a flat-rate. MetroPCS is the fifth largest facilities-based wireless carrier in the United States based on number of subscribers served. With Metro USA(SM), MetroPCS customers can use their service in areas throughout the United States covering a population of over 280 million people. As of December 31, 2012, MetroPCS had approximately 8.9 million subscribers. For more information please visit www.metropcs.com.

Safe Harbor Statement

This news release includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and rule 3(b)-6 under the Securities Exchange Act of 1934, as amended. Any statements made in this news release that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include the Company’s intended uses of net proceeds from the Notes offering, information concerning possible or assumed future results of operations, including statements that may relate to the Company’s plans, objectives, strategies, goals, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “would,” “could,” “may,” “will,” “forecast” and other similar expressions. These forward-looking statements are based on reasonable assumptions at the time they are made, including the Company’s current expectations, plans and assumptions that have been made in light of its experience in the industry, as well as the Company’s perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Forward-looking statements are not guarantees of future performance or results. Actual financial results, performance or results of operations may differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include:

•	the highly competitive nature of the wireless broadband mobile industry and changes in the competitive landscape;

•

ours and our competitors’ current and planned promotions and advertising, marketing, sales and other initiatives, including pricing decisions, entry into consolidation and alliance activities, and our ability to respond to and support them;

•	the effects of the T-Mobile Transaction on dealers, retailers, vendors, suppliers, customers, content and application providers, our equity and debt holders and our employees;

•	the diversion of management’s time and attention while the T-Mobile Transaction is pending;

•	our ability to operate our business in light of the T-Mobile Transaction and the covenants contained in the Business Combination Agreement;

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the inability to have developed or to obtain handsets, equipment or software that our customers want, demand and expect or to have handsets, equipment or software serviced, updated, revised or maintained in a timely and cost-effective manner for the prices and the features our customers want, expect or demand;

•

our ability to construct, operate and manage our network to deliver the services, content, applications, service quality and speed our customers expect and demand and to provide, maintain and increase the capacity of our network and business systems to satisfy the demands of our customers and the demands placed by devices on our network;

•

our plans and expectations relating to, without limitation, (i) our growth opportunities and competitive position; (ii) our products and services; (iii) our customer experience; (iv) our results of operations, including expected synergies from the T-Mobile Transaction, earnings and cash flows; (v) the impact of the T-Mobile Transaction on our credit rating; and (vi) integration matters;

•	the federal income tax consequences of the T-Mobile Transaction and the enactment of additional state, federal, and/or foreign regulatory and tax laws and regulations;

•	expectations, intentions and outcomes relating to outstanding litigation, including securities, class action, derivative, patent and product safety claims, by or against third parties;

•

the possibility that the T-Mobile Transaction is delayed or does not close, including due to the failure to receive the required stockholder approval or required approvals from governmental authorities necessary to satisfy the closing conditions, along with satisfaction or waiver of other closing conditions, pursuant to the Business Combination Agreement;

•	alternative acquisition proposals that could delay completion of the T-Mobile Transaction;

•	our ability to successfully integrate our business with T-Mobile and realize the expected spectrum, cost and capital expenditure savings and synergies and other benefits from the T-Mobile Transaction;

•	changes in economic, business, competitive, technological and/or regulatory factors, including the passage of legislation or action by governmental or regulatory entities;

•	any changes in the regulatory environment in which we operate, including any change or increase in restrictions on our ability to operate our network;

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terminations of, or limitations imposed on, MetroPCS’ or T-Mobile’s business by, contracts entered into by either MetroPCS or T-Mobile, or the effect of provisions with respect to change in control, exclusivity, commitments or minimum purchase amounts contained in such contracts;

•	the impact of economic conditions on our business plan, strategy and stock price;

•	delays in, or changes in policies related to, income tax refunds or other governmental payments;

•	the impact on our network and business from major equipment failures and security breaches related to the network or customer information;

•	the ability to obtain financing on terms favorable to us, or at all;

•	the impact of public and private regulations;

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possible disruptions, cyber attacks, or intrusions of our network, billing, operational support and customer care systems that may limit or disrupt our ability to provide service, or which may cause disclosure or improper use of customers’ information and associated harm to our customers, systems, reputation and goodwill;

•	our continued ability to offer a diverse portfolio of wireless devices;

•	our ability to obtain and continue to obtain roaming on terms that are reasonable;

•	severe weather conditions, natural disasters, energy shortages, wars or terrorist attacks, and any resulting financial impact not covered by insurance;

•	disruptions of our key suppliers’ provisioning of products, services, content or applications;

•	fluctuations in interest and exchange rates;

•	significant increases in benefit plan costs or lower investment returns on plan assets;

•	material adverse changes in labor matters, including labor negotiations or additional organizing activity, and any resulting financial and/or operational impact;

•	the diversion of management’s time and attention to litigation, including litigation relating to the T-Mobile Transaction;

•

write-offs in connection with the transaction, or changes in MetroPCS’ and/or T-Mobile’s accounting assumptions that regulatory agencies, including the Securities and Exchange Commission (the “SEC”), may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings;

•	the significant capital commitments of MetroPCS and T-Mobile;

•	our ability to remain focused and keep all employees focused on the business during the pendency of the T-Mobile Transaction;

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the current economic environment in the United States; disruptions to the credit and financial markets in the United States; and the impact of the economy on consumer demand and fluctuations in consumer demand generally for the products and services provided;

•	our ability to manage our growth, achieve planned growth, manage churn rates, maintain our cost structure and achieve additional economies of scale;

•	our ability to negotiate and maintain acceptable agreements with our suppliers and vendors, including obtaining roaming on reasonable terms;

•	the seasonality of our business and any failure to have strong customer growth in the first and fourth quarters;

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the rates, nature, collectability and applicability of taxes and regulatory fees on the services we provide and increases or changes in taxes and regulatory fees or the services to, or the manner in, which such taxes and fees are applied, calculated, or collected;

•	the rapid technological changes in our industry, and our ability to adapt, respond and deploy new technologies, and successfully offer new services using such new technology;

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our ability to fulfill the demands and expectations of our customers, provide the customer care our customers want, expect, or demand, secure the products, services, applications, content and network infrastructure equipment we need, or which our customers or potential customers want, expect or demand;

•	the availability of additional spectrum, our ability to secure additional spectrum, or secure it at acceptable prices, when we need it;

•	our ability to adequately defend against suits filed by others and to enforce or protect our intellectual property rights;

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our capital structure, including our indebtedness amount, including the Notes to be issued, as described above, the limitations imposed by the covenants in the documents governing our indebtedness and the maintenance of our financial and disclosure controls and procedures;

•	our ability to attract and retain key members of management and train personnel;

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our reliance on third parties to provide distribution, products, software content and services that are integral to or used or sold by our business and the ability of our suppliers to perform, develop and timely provide us with technological developments, products and services we need to remain competitive;

•	governmental regulation affecting our services and changes in government regulation, and the costs of compliance and our failure to comply with such regulations; and

•	other factors described in our annual report on Form 10-K for the fiscal year ended December 31, 2012 under “Risk Factors” as filed with the SEC.

The forward-looking statements speak only as of the date made, are based on current assumptions and expectations, and are subject to the factors above, among other things, and involve risks, uncertainties, events, circumstances and assumptions, many of which are beyond our ability to foresee, control or predict. You should not place undue reliance on these forward-looking statements. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by our cautionary statements. The Company does not intend to, is not obligated to, and does not undertake a duty to, update any forward-looking statement to reflect the occurrence of events or circumstances after the date of this release, except as required by law. The Company’s results for any period may not be reflective of results for any subsequent period. The Company does not plan to update nor reaffirm guidance except through formal public disclosure pursuant to Regulation FD.